Exhibit 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statement on Form S-8 (No. 33-25914) and Form S-8 (No. 33-48147) of Tremont Corporation of our report dated February 7, 2002 relating to the financial statements and financial statement schedules, which appears in the Form 10-K.


/s/ PricewaterhouseCoopers LLP

Denver, Colorado
March 25, 2002